UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

Annual Report

November 30, 2013

Investment Adviser

Smead Capital Management, Inc.
600 University Street,
Suite 2412
Seattle, Washington 98101

Phone: 877-807-4122
www.smeadfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	5
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	12
STATEMENT OF OPERATIONS	13
STATEMENTS OF CHANGES IN NET ASSETS	14
FINANCIAL HIGHLIGHTS	15
NOTES TO FINANCIAL STATEMENTS	17
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	24
BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	25
NOTICE OF PRIVACY POLICY & PRACTICES	29
ADDITIONAL INFORMATION	30

Dear Shareholders:

The fiscal year ended November 30, 2013 was, in comparison to major stock indices, a success for the Smead Value Fund. However, it was led by a different set of our cast members. For the 1 year period ended November 30, 2013, the Smead Value Fund – Institutional Class shares had a return of 34.10% versus a return of 30.30% for the S&P 500 Index and a return of 31.92% for the Russell 1000 Value Index. Great years in the stock market like 2012 and 2013 exist to average out the bear market years like 2002 and 2008.

Our positive vision of the future played out in the consumer sectors of the market, as well as in financial service stocks. Our big winners in the last twelve months were Walgreen, Bank of America and Gannett with gains of 78.8%, 61.0%, and 57.2%, respectively. Our poorest performers were eBay, one of last year’s best, down 4.4%, McDonald’s up 15.5% and Abbott Laboratories, which was up 24.8%. We wish this would be representative of the results of our worst list every year!

Institutional and high-net worth investors finally came to the party this year as a string of 48 consecutive months of net liquidation of large-cap US equity funds finally ended this fall. Isn’t it interesting that many market pundits are screaming about a stock market bubble from a few months of net buying? Isn’t it also interesting that US mutual fund investors continued to pour money into international and emerging equity markets despite significant outperformance in the US stock markets? We make no effort to predict the next six to twelve months in the US stock market, but our long-term confidence comes from all the money invested outside of ownership of the largest and historically most successful long-duration companies in the United States.

High Quality and Time Horizon Arbitrage

A number of writers have recently attempted to explain something in the marketplace which has always been true, but is only interesting to the vast majority of common stock investors in the rearview mirror. We believe that companies with certain attributes tied to quality have the ability to perform in an above-average way over long time periods. We look for attributes such as financial strength, consistency of business, sustainably high levels of profitability and relatively non-volatile stock price movement.

We look for companies with “addicted” customer bases, strong balance sheets, high and consistent free cash flow, and long histories of profits and dividends. We like them to have wide moats, which are the factors which defend them from competition. Most of our wide-moat stocks get their moat via intangibles and intellectual property, which require understanding the average customer of these businesses.

We believe these attributes lead to long holding periods and low portfolio turnover. This can save our shareholders on trading costs and reduces the likelihood that we will miss a major part of our most successful companies over the next twenty years. Morningstar.com writer, Samuel Lee, chose to call this “time horizon arbitrage” and explained it through the discipline practiced by Warren Buffett. He wrote that Buffett was using his analysis to look for very long-duration businesses. Buffett wants a vision for the company and understands that the net-present value of the future income stream is much higher based on how long a business is likely to last and how likely it will continue to be dominant in its industry.

When we launched the Smead Value Fund, we observed a lack of long-duration (10 to 20 year) analysis in the overall marketplace, and argued that the lack of long-duration analysis could lead to above-average returns until the vast majority of asset allocators and stock pickers out in the marketplace agree with us. Since you have to ride through the ups and downs of the stock market and the ups and downs of industry and sector popularity, many investors and stock pickers may be unwilling to practice the behaviors needed to gain the potential benefits. Thank you for the chance to execute a discipline which we believe stands on owning high-quality companies and implementing time-horizon arbitrage.

Warmest Regards,

William Smead	Tony Scherrer, CFA
Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Smead Capital Management, Inc. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

SMEAD VALUE FUND

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and

(2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/13 - 11/30/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMEAD VALUE FUND

Expense Example (Continued)
(Unaudited)

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,103.50	$7.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.40	$6.73

* Expenses are equal to the Fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2013 -
	June 1, 2013	November 30, 2013	November 30, 2013*
Actual	$1,000.00	$1,105.00	$5.70
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.65	$5.47

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMEAD VALUE FUND

Investment Highlights
(Unaudited)

The Fund will seek long-term capital appreciation through concentrated positions.  Therefore, the Fund will maintain approximately 25-30 companies in its portfolio.  The Fund will invest in U.S. large capitalization companies through ownership of common stock.

Sector Breakdown
(% of Investments)

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)
(Unaudited)
Average Annual Total Returns as of November 30, 2013

			Since Inception
	One Year	Five Years	(1/2/2008)
Investor Class Shares	33.74%	21.88%	7.26%
S&P 500 Index (Total Return)	30.30%	17.60%	6.14%
Russell 1000 Value Index (Total Return)	31.92%	16.40%	5.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Continued

SMEAD VALUE FUND

Investment Highlights (Continued)
(Unaudited)
Average Annual Total Returns as of November 30, 2013

			Since Inception
	One Year	Three Years	(12/18/2009)
Institutional Class Shares	34.10%	23.61%	19.88%
S&P 500 Index (Total Return)	30.30%	17.73%	15.73%
Russell 1000 Value Index (Total Return)	31.92%	18.05%	15.66%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-807-4122.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 Value Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

SMEAD VALUE FUND

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS 97.01%
Banks 4.14%
Wells Fargo & Co.	533,537	$23,486,299

Consumer Durables & Apparel 1.97%
NVR, Inc. (a)	11,527	11,180,960

Consumer Services 6.09%
H&R Block, Inc.	588,587	16,415,691
McDonald’s Corp.	98,972	9,636,904
Starbucks Corp.	104,277	8,494,404
		34,546,999
Diversified Financials 16.01%
Bank Of America Corp.	1,781,545	28,184,042
Berkshire Hathaway, Inc. – Class B (a)	157,857	18,395,076
Franklin Resources, Inc.	351,322	19,459,725
JPMorgan Chase & Co.	432,359	24,739,582
		90,778,425
Food & Staples Retailing 5.52%
Walgreen Co.	528,578	31,291,818

Health Care Equipment & Services 3.84%
Abbott Laboratories	221,652	8,464,890
Medtronic, Inc.	232,379	13,319,964
		21,784,854
Insurance 4.92%
Aflac, Inc.	420,462	27,906,063

Media 14.45%
Comcast Corp. – Class A	421,652	20,302,544
Gannett Co., Inc.	1,316,907	35,635,503
Walt Disney Co.	368,998	26,029,119
		81,967,166
Pharmaceuticals, Biotechnology & Life Sciences 20.21%
AbbVie, Inc.	221,652	10,739,039
Amgen, Inc.	234,261	26,724,495
Bristol-Myers Squibb Co.	151,154	7,766,293
Johnson & Johnson	114,362	10,825,507
Merck & Co., Inc.	515,530	25,688,860

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences 20.21% (Continued)
Mylan, Inc. (a)	321,446	$14,185,412
Pfizer, Inc.	588,596	18,676,151
		114,605,757
Retailing 11.82%
Cabela’s, Inc. – Class A (a)	486,837	29,818,766
Home Depot, Inc.	204,110	16,465,554
Nordstrom, Inc.	333,348	20,737,579
		67,021,899
Software & Services 8.04%
Accenture PLC – Class A	207,883	16,104,696
eBay, Inc. (a)	583,446	29,475,692
		45,580,388
TOTAL COMMON STOCKS (Cost $460,802,353)		550,150,628

SHORT-TERM INVESTMENTS 4.54%

Money Market Funds 4.54%
Dreyfus Cash Management – Institutional, 0.04% (b)	25,733,603	25,733,603
TOTAL SHORT-TERM INVESTMENTS (Cost $25,733,603)		25,733,603
TOTAL INVESTMENTS (Cost $486,535,956) 101.55%		575,884,231
Liabilities in Excess of Other Assets (1.55)%		(8,815,703)
TOTAL NET ASSETS 100.00%		$567,068,528

(a)  Non-income producing security.
(b)  Variable rate security; the rate shown represents the rate at November 30, 2013.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Assets and Liabilities

November 30, 2013

Assets
Investments, at value (cost $486,535,956)	$575,884,231
Dividends and interest receivable	972,733
Receivable for Fund shares sold	2,433,715
Other assets	69,030
Total Assets	579,359,709

Liabilities
Payable for investments purchased	11,559,973
Payable to affiliates	124,969
Payable to Adviser	304,369
Payable for Fund shares redeemed	153,315
Payable for distribution fees	69,649
Accrued expenses and other liabilities	78,906
Total Liabilities	12,291,181
Net Assets	$567,068,528

Net Assets Consist Of:
Paid-in capital	$459,934,407
Undistributed net investment income	1,698,417
Undistributed net realized gain from investments	16,087,429
Net unrealized appreciation on investments	89,348,275
Net Assets	$567,068,528

Investor Class Shares
Net assets	253,511,623
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,973,469
Net asset value, offering price and redemption price per share	$36.35

Institutional Class Shares
Net assets	313,556,905
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,613,514
Net asset value, offering price and redemption price per share	$36.40

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statement of Operations

For the Year Ended November 30, 2013

Investment Income
Dividend income	$5,918,505
Interest income	4,768
Total Investment Income	5,923,273

Expenses
Management fees	2,433,362
Distribution fees – Investor Class	390,711
Administration fees	328,242
Transfer agent fees and expenses	265,181
Fund accounting fees	120,758
Federal and state registration fees	96,866
Custody fees	43,876
Legal fees	19,340
Audit and tax fees	16,498
Reports to shareholders	11,342
Chief Compliance Officer fees	9,996
Trustees’ fees	6,007
Other expenses	7,940
Total Expenses	3,750,119
Expense Recoupment by Adviser (Note 4)	221,987
Net Expenses	3,972,106

Net Investment Income	1,951,167

Realized and Unrealized Gain on Investments
Net realized gain from investments	16,205,814
Change in net unrealized appreciation on investments	64,446,825
Net Realized and Unrealized Gain on Investments	80,652,639
Net Increase in Net Assets from Operations	$82,603,806

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
From Operations
Net investment income	$1,951,167	$629,324
Net realized gain from investments	16,205,814	1,912,273
Change in net unrealized
appreciation on investments	64,446,825	16,017,760
Net increase in net assets from operations	82,603,806	18,559,357

From Distributions
Net investment income – Investor Class	(313,026)	(79,503)
Net investment income – Institutional Class	(486,106)	(301,845)
Net realized gain on
investments – Investor Class	(575,762)	—
Net realized gain on
investments – Institutional Class	(726,660)	—
Net decrease in net assets
resulting from distributions paid	(2,101,554)	(381,348)

From Capital Share Transactions
Proceeds from shares sold – Investor Class	255,449,864	43,034,736
Proceeds from shares sold – Institutional Class	242,807,381	26,228,629
Net asset value of shares issued
to shareholders in payment of
distributions declared – Investor Class	722,276	76,400
Net asset value of shares issued
to shareholders in payment of
distributions declared – Institutional Class	864,886	289,385
Payments for shares
redeemed – Investor Class	(92,251,260)	(11,992,093)
Payments for shares
redeemed – Institutional Class	(40,169,445)	(6,479,873)
Net increase in net assets
from capital share transactions	367,423,702	51,157,184
Total Increase in Net Assets	447,925,954	69,335,193

Net Assets
Beginning of year	119,142,574	49,807,381
End of year	$567,068,528	$119,142,574

Undistributed Net Investment Income	$1,698,417	$546,382

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INVESTOR SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended November 30,
	2013	2012	2011	2010	2009
Net Asset Value,
Beginning of Year	$27.61	$20.83	$19.82	$18.13	$14.07

Income from investment operations:
Net investment income	0.13	0.06	0.09	0.14	0.10
Net realized and unrealized
gain on investments	9.04	6.84	0.94	1.65	4.14
Total from Investment Operations	9.17	6.90	1.03	1.79	4.24

Less distributions paid:
From net investment income	(0.15)	(0.12)	(0.02)	(0.10)	(0.18)
From net realized gain on investments	(0.28)	—	—	—	—
Total distributions paid	(0.43)	(0.12)	(0.02)	(0.10)	(0.18)
Net Asset Value, End of Year	$36.35	$27.61	$20.83	$19.82	$18.13
Total Return(1)	33.74%	33.27%	5.19%	9.88%	30.55%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$253,512	$51,955	$15,644	$13,855	$27,128
Ratio of expenses to average net assets:
Before waivers and
recoupment of expenses	1.28%	1.49%	1.60%	1.66%	1.91%
After waivers and
recoupment of expenses	1.35%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income
to average net assets:
Before waivers and
recoupment of expenses	0.54%	0.67%	0.25%	0.29%	0.27%
After waivers and
recoupment of expenses	0.47%	0.76%	0.45%	0.55%	0.78%
Portfolio turnover rate	11.32%	10.95%	15.98%	13.73%	14.28%

(1)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND – INSTITUTIONAL SHARE CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

				Period Ended
	Year Ended November 30,			November 30,
	2013	2012	2011	2010(1)
Net Asset Value,
Beginning of Period	$27.61	$20.84	$19.85	$18.42

Income from investment operations:
Net investment income	0.18	0.21	0.14	0.16
Net realized and unrealized
gain on investments	9.08	6.74	0.94	1.38
Total from Investment Operations	9.26	6.95	1.08	1.54

Less distributions paid:
From net investment income	(0.19)	(0.18)	(0.09)	(0.11)
From net realized gain on investments	(0.28)	—	—	—
Total distributions paid	(0.47)	(0.18)	(0.09)	(0.11)
Net Asset Value, End of Period	$36.40	$27.61	$20.84	$19.85
Total Return(2)(3)	34.10%	33.57%	5.46%	8.38%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$313,557	$67,188	$34,163	$32,400
Ratio of expenses to average net assets:
Before waivers and
recoupment of expenses(4)	1.03%	1.20%	1.31%	1.42%
After waivers and
recoupment of expenses(4)	1.10%	1.15%	1.15%	1.15%
Ratio of net investment income
to average net assets:
Before waivers and
recoupment of expenses(4)	0.79%	0.93%	0.54%	0.40%
After waivers and
recoupment of expenses(4)	0.72%	0.98%	0.70%	0.67%
Portfolio turnover rate(3)	11.32%	10.95%	15.98%	13.73%

(1)	The Institutional share class commenced operations on December 18, 2009.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Notes to Financial Statements
November 30, 2013

(1) Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Smead Value Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Effective September 29, 2009, the Fund renamed the then existing class as Investor class shares. The Investor share class is subject to a 0.25% distribution fee.  Effective December 7, 2009, the Fund issued a new class of shares, Institutional Class shares, which commenced operations on December 18, 2009.  Effective October 31, 2013, the Fund issued a new class of shares, Class A shares, which has not commenced operations as of the date of this report.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective distribution expenses. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Smead Capital Management, Inc. (the “Adviser”).

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1— Quoted prices in active markets for identical securities.
Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2013:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$550,150,628	$—	$—	$550,150,628
Total Equity	550,150,628	—	—	550,150,628
Short-Term Investments	25,733,603	—	—	25,733,603
Total Investments
in Securities	$575,884,231	$—	$—	$575,884,231

(1) See the Schedule of Investments for industry classifications

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the year ended November 30, 2013, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended November 30, 2013, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended November 30, 2010 through November 30, 2013.

(c)Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2013, there were no reclassifications made.

(d)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

(f)Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3) Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 799,132	$381,348
Long-Term Capital Gain	$1,302,422	$ —

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$486,648,545
Gross tax unrealized appreciation	92,720,967
Gross tax unrealized depreciation	(3,485,281)
Net tax unrealized appreciation	$89,235,686
Undistributed ordinary income	5,601,579
Undistributed long-term capital gain	12,296,856
Total distributable earnings	$17,898,435
Other accumulated losses	—
Total accumulated gains	$107,134,121

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

On December 19, 2013, the Fund declared and paid distributions from ordinary income, long-term and short-term capital gains of $791,968, $5,377,148 and $1,706,770, respectively, to the Investor Class to shareholders of record on December 18, 2013.  On December 19, 2013, the Fund declared and paid

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

distributions from ordinary income, long-term and short-term capital gains of $1,573,913, $6,919,833 and $2,196,437, respectively, to the Institutional Class to shareholders of record on December 18, 2013.

(4) Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through March 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.40% and 1.15% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. For the year ended November 30, 2013, previously waived expenses of $221,987 were recouped by the Adviser. There are no remaining waived expenses that are subject to recovery.

(5) Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares.  During the year ended November 30, 2013, the Fund accrued expenses of $390,711 pursuant to the 12b-1 Plan.  As of November 30, 2013, the Fund owed the Distributor fees of $69,649.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Institutional Class shares. As of the date of this report, this shareholder servicing fee has not been implemented, and the Fund will give Institutional Class shareholders 30 days’ prior written notice before implementing the shareholder servicing fee.

(6) Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended November 30, 2013, as well as the fees owed as of November 30, 2013.

	Fees Earned		Fees Owed as of
	During Fiscal Year		November 30, 2013
Administration	$328,242		$74,721
Accounting	120,758		24,938
Custody	43,876		8,295
Transfer agent	97,921	(1)	15,350

(1) This amount does not include sub transfer agency fees, therefore is not the amount on the  Statement  of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2013, the Fund was allocated $9,996 of the Trust’s Chief Compliance Officer fee.  At November 30, 2013, the Fund owed fees of $1,665 to USBFS for the Chief Compliance Officer’s services.

(7) Capital Share Transactions

Transactions in shares of the Fund were as follows:

Investor Class

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	7,805,582	1,621,457
Shares issued to holders in
reinvestment of distribution	26,284	3,560
Shares redeemed	(2,740,077)	(494,260)
Net increase	5,091,789	1,130,757

Institutional Class

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	7,348,040	1,042,243
Shares issued to holders in
reinvestment of distribution	31,508	13,510
Shares redeemed	(1,199,129)	(261,594)
Net increase	6,180,419	794,159

SMEAD VALUE FUND

Notes to Financial Statements (Continued)
November 30, 2013

(8) Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended November 30, 2013, were $389,213,269 and $35,811,447, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, held 43.35% and 25.92% of the outstanding shares of the Investor and Institutional Classes, respectively.  At November 30, 2013 Merrill Lynch Pierce Fenner & Smith for the benefit of its customers, held 52.94% of outstanding shares of the Institutional Class.  At November 30, 2013 National Financial Services LLC for the benefit of its customers, held 28.86% of outstanding shares of the Investor Class.

(10)    Line of Credit

At November 30, 2013, the Fund had a line of credit in the amount of $50,000,000, which matures on August 15, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at November 30, 2013). The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended November 30, 2013, the Fund did not utilize the line of credit.

(11)    Recent Accounting Pronouncement

In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended November 30, 2013.

(12)    Subsequent Event

Effective January 24, 2014, the Class A shares commenced operations.

SMEAD VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Smead Value Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smead Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smead Value Fund as of November 30,  2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
January 29, 2014

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Smead Value Fund (the “Fund”), a series of the Trust, and Smead Capital Management, Inc., the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of William W. Smead and Tony A. Scherrer, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Investor Class shares of the Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Russell 1000 Value Index) and in comparison to a peer group of U.S. open-end large blend funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund significantly outperformed the Morningstar Peer Group medians for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013, with the Fund’s performance falling in the first quartile for all periods.  The Trustees further noted that for the one-year and five-year periods the Fund’s performance was the best of the Morningstar Peer Group.  The Trustees also noted that for the year-to-date period ended March 31, 2013 and for the one-year, three-year, five-year and since inception periods ended December 31, 2012, the Fund outperformed the benchmark index.  The Trustees also observed that the Fund’s performance was slightly below but generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations following the Fund’s inception and had not fully recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions and the use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75%, which fell between the second and third quartiles, was below the Morningstar Peer Group average of 0.80%, which fell within the third quartile.  The Trustees noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) were capped at 1.40% and 1.15% for the Fund’s Investor Class shares and Institutional Class shares, respectively.  The Trustees observed that the Fund’s total expense ratio of 1.15% for Investor Class shares (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) fell within the third quartile, above the Morningstar Peer Group average of 1.06%, which fell between the second and third quartiles.  The Trustees then compared the fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee was lower than the fees paid by the separately-managed account clients.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Adviser had not yet achieved a profit in acting as investment adviser to the Fund, but that the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any

SMEAD VALUE FUND

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)
(Unaudited)

breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

SMEAD VALUE FUND

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SMEAD VALUE FUND

Additional Information
(Unaudited)

Tax Information

The Fund designated 100% of its ordinary income distribution for the year ended November 30, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2013, 100% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-807-4122.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D.	Trustee	Indefinite	Professor and	30	Independent
Akers, Ph.D.		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 58			University		investment
			(2004–present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	30	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

SMEAD VALUE FUND

Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing	30	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Trustee, Ramius
			and CCO, Granum		IDF, fund
			Securities, LLC		complex (two
			(a broker-dealer)		closed-end
			(1997–2007).		investment
companies).
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	30	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

SMEAD VALUE FUND

Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Vice-President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)       Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 877-807-4122. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-807-4122, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at

877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SMEAD VALUE FUND

Investment Adviser	Smead Capital Management, Inc.
600 University Street,
Suite 2412
Seattle, Washington 98101

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$14,000	$13,500
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 3, 2014

* Print the name and title of each signing officer under his or her signature.